Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Relative Sentiment Tactical Allocation ETF (MOOD)
(the “Fund”)

April 11, 2025
Supplement to the Summary Prospectus and Prospectus,
each dated July 31, 2024

The following information supplements the “Principal Investment Strategies” sections of the Summary Prospectus and Prospectus:
The Fund may invest in passively- or actively-managed ETFs (including other ETFs managed by the Fund’s investment adviser and/or its affiliates) that utilize derivatives, such as options, to limit risk relative to a decline in the value of an asset or index (such as a broad-based equity index) and/or profit from a market dislocation event (also known as a tail risk event) when the asset or index suffers an extreme market decline (generally greater than 25%) within a few months accompanied by a sustained increase in expected volatility (collectively, “Risk-Based Strategies”).
The Sub-Adviser may, at times, recommend that the Fund’s portfolio allocate exposure to Risk-Based Strategies when broad equity relative sentiment is bearish.
The following information supplements the “Principal Investment Risks” sections of the Summary Prospectus and Prospectus and the “Additional Information About the Fund’s Principal Risks” section of the Prospectus:
Risk-Based Strategies Risk. The Fund may invest in other investment companies that employ Risk-Based Strategies that utilize options or other derivatives to limit risk relative to a decline in the value of an asset or index (such as a broad-based equity index) and/or profit from a market dislocation event when the asset or index suffers an extreme market decline (generally greater than 25%) within a few months accompanied by a sustained increase in expected volatility. Such strategies are expected to use options or a combination of options on a broad-based equity index or other index or reference asset to gain exposure to the reference asset and to produce returns from a market dislocation event.
Options Risk. Options contracts are derivative instruments whose value is based on, and determined by, another asset or index. The Fund may obtain exposure to options through its investments in other investment companies and will be exposed to the risks of those derivatives. Unfavorable changes in the value of the underlying asset or index may cause sudden losses. Changes in the value of a derivative may not correlate perfectly with the underlying asset or index, and the underlying fund could lose more than the principal amount invested. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. The use of derivatives may also limit a fund’s opportunity to profit from an increase in the market value of an underlying asset in exchange for up-front cash at the time of selling the instrument. Funds that enter into various transactions, including transactions involving options contracts, for which there is a lack of clear guidance under federal tax statutes may cause such fund to realize higher amounts of ordinary income or short-term capital gain.

If you have any questions, please call (215) 330-4476.
Please retain this Supplement for future reference.